                                                                   EXHIBIT 10.39

                                   AMENDMENT
                                    TO THE
                       BENCHMARK CORPORATION OF DELAWARE
                             EQUITY INCENTIVE PLAN


     WHEREAS, Benchmark Corporation of Delaware, a Delaware corporation (the "Company"), maintains the Benchmark Corporation of Delaware Equity Incentive Plan (the "Option Plan"); and

     WHEREAS, effective May 21, 1993, the Company reduced, by means of a 1 for 1,000 reverse stock split (the "Stock Split"), the total number of outstanding shares of all classes of the Company's stock as well as the number of shares the Company is authorized to issue; and

     WHEREAS, the Board of Directors has adjusted the number of shares reserved out of the authorized but unissued shares of the Company's Nonvoting Common Stock for issuance under the Company's Purchase Plan to 1,249, par value $.10 per share (the "Board Adjustment"); and

     WHEREAS, the Company desires to amend the Option Plan in order to reflect the effect of the Stock Split and the Board Adjustment upon certain terms and conditions of the Option Plan.


     NOW THEREFORE, the Option Plan shall be hereby amended as follows:

     1. The first sentence of Section 3 is hereby amended to read in its entirety as follows:

         "The shares that may be issued under the Plan shall not exceed in the aggregate 1,249 shares of nonvoting common stock, par value $.10, of the Company (the "Common Stock")."

     2. The first sentence of subsection 6(c) is hereby amended to read in its entirety as follows:

         "Each Option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof and further provided that no Option shall be exercisable with respect to fractional shares except upon the exercise of the entire Option."

     This Amendment shall be effective as of May 21, 1993. Except as expressly modified herein, all of the terms and conditions of the Plan shall continue in full force and effect.

     TO RECORD the adoption of this Amendment, the Company has caused its duly authorized officer to affix its corporate name hereto as of the 1st day of November, 1993.



                                        BENCHMARK CORPORATION OF
                                        DELAWARE

                                        By: [SIGNATURE APPEARS HERE]
                                            ------------------------
                                            President

                       BENCHMARK CORPORATION OF DELAWARE
                       ---------------------------------

                             EQUITY INCENTIVE PLAN
                             ---------------------



1.   Purpose.  The purpose of the Benchmark Corporation of Delaware Equity
     -------
     Incentive Plan (the "Plan") is to further the growth, development and financial success of Benchmark Corporation of Delaware (the "Company") and any subsidiary by providing additional incentives to those officers, key employees and consultants who are responsible for the management of the business affairs of the Company and any subsidiary, and which will enable them to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining, and motivating management employees and consultants of high caliber and potential.

2.   Administration.
     --------------

       (a) The Company's Board of Directors (the "Board") shall appoint a Stock Option Plan Committee (the "Committee") which shall consist of not less than three (3) nor more than five (5), members, at least one of whom shall be a director of the Company. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees and consultants to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

       (b) The Board may, from time to time, appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee; provided, however, that at all times at least one member shall be a director of the Company. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Optionees. All actions of the Committee shall be taken by a majority vote of its members. The Committee may appoint a secretary to keep minutes of its meetings and shall make rules and regulations for their conduct as it shall deem advisable.

3.   Stock Subject to the Plan.  The shares that may be issued under the Plan
     -------------------------
     shall not exceed in the aggregate 1,425,000 shares of nonvoting common stock, par value $.0001, of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan. The Committee may grant to holders of outstanding options, in exchange for the surrender and cancellation of such options, new options having purchase prices lower than provided in the options so surrendered and cancelled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan, without regard to the price, period of exercise, or any other terms or conditions of the option surrendered. Shares delivered under the Plan shall be fully paid and non-assessable.

4.   Eligibility to Receive Options.  Persons eligible to receive stock options
     ------------------------------
     under the Plan shall be limited to those consultants and to those officers and other employees of the Company and any subsidiary (as defined in Section 425 of the Internal Revenue Code of 1986 (the "Code"), or any amendment or substitute thereto), who may also be directors and who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and any subsidiary. Directors of the Company, who are not also officers or employees of the Company or any subsidiary, shall not be eligible to participate in the Plan.

5.   Form of Grants. Grants may be made at any time and from time to time by the
     --------------
     Committee in the form of stock options to purchase shares of Common Stock of the Company. The stock options shall be nonqualified stock options which are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code.

6.   Stock Option Agreements.  Stock options for the purchase of Common Stock
     -----------------------
     ("Options") shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time and which shall contain in substance the following terms and conditions:

     (a)  Type of Option.  Each Option agreement shall identify the Options
          --------------
          represented thereby as nonqualified stock options.

     (b)  Option Price. The purchase price of the Common Stock subject to an
          ------------
          Option shall not be less than 75% of the fair market value of such stock on the date the Option is granted, as determined by the Committee. In no event shall the purchase price per share be less than the par value of such share.

     (c)  Exercise Term.  Each Option agreement shall state the period or
          -------------
          periods of time within which the Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof and further provided that no Option shall be exercisable with respect to fractional shares. Subject to the foregoing, the Committee shall have the power, at or prior to the time Options are granted, to determine in its discretion conditions to be met before Options become exercisable with respect to all or any part of the shares covered thereby, including the time or times of exercise and performance standards to be met by optionees. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

     (d)  Exercise and Payment for Shares. Options may be exercised in whole or
          -------------------------------
          in part, from time to time, by giving written notice of exercise to the Secretary or his office, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, by delivery of shares of the Company's common stock already owned by the optionee at fair market value, or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose.

     (e)  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
          pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934 (the "Exchange Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the

          Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (f)  Rights Upon Termination of Employment.  In the event that an optionee
          -------------------------------------
          ceases to be an employee of the Company or any subsidiary for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option within a period of three months after such termination (but in no event after the expiration of the term of the Option) to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option within a period of one (1) year after termination of employment due to death, retirement or disability (but in no event after the expiration of the term of the Option) to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 6(f), "retirement" means a termination of employment by reason of an optionee's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices.

     (g)  Nontransferability.  Each Option agreement shall state that the
          ------------------
          Option is not transferable other than by will or by the laws of descent and distribution, and that during the lifetime of the optionee the Option is exercisable only by him.

     (h)  Substitution of Options.  Options may be granted under the Plan from
          -----------------------
          time to time in substitution for stock options held by employees of other corporations who are about to become and who do concurrently with the grant of such options become employees of the Company or a subsidiary as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary, or the acquisition by the Corporation or a subsidiary of the assets of the employing corporation, or the acquisition by the Company, or a subsidiary of stock of the subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 of the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     (i)  Other Provisions.  Each Option agreement shall contain such other
          ----------------
          provisions not inconsistent with the Plan as the Committee shall deem advisable.

7.   Date of Grant.  The date on which an Option shall be deemed to have been
     -------------
     granted under this Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

8.   General Restrictions.  Each Option under the Plan shall be subject to the
     --------------------
     requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.   Single or Multiple Agreements.  The Options granted hereunder may be
     -----------------------------
     evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion.

10.  Rights of a Shareholder.  The recipient of any Option under the Plan,
     -----------------------
     unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued and delivered to him.

11.  Right to Terminate Service.  Nothing in the Plan nor in any agreement
     --------------------------
     entered into pursuant to the Plan shall confer upon any optionee the right to continue in the service of the Company or any subsidiary as an employee or consultant or affect any right which the Company or any subsidiary may have to terminate the employment or consulting relationship with such optionee.

12.  Withholding.  Whenever the Company proposes or is required to issue or
     -----------
     transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock which are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option from amounts payable to such optionee. Any such election shall be irrevocable and shall be subject to the disapproval of the Committee at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

13.  Non-Assignability.  No Option under the Plan shall be assignable or
     -----------------
     transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient such Option shall be exercisable only by such person or by such person's guardian or legal representative.

14.  Non-Uniform Determinations.  The Committee's determinations under the Plan
     --------------------------
     (including without limitation determinations of the persons to receive grants of Options, the form, amount and timing of such grants, the terms and provisions of such grants, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

15.  Adjustments Upon Changes in Capitalization or Merger. Subject to any
     ----------------------------------------------------
     required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that each outstanding Option shall terminate as of a date fixed by the Committee and give each optionee the right to exercise his Option as to all or any part of the optioned Common Stock, including shares as to which the Option would not otherwise be exercisable. In the event of the merger of the Company or any subsidiary with or into another corporation, the affected Options shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, provided that the successor corporation consents to such assumption or substitution. Moreover, the Committee may determine, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the affected optionees shall have the right to exercise their Options as to all of the optioned Common Stock, including shares as to which the Option would not otherwise be exercisable. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

16.  Amendment or Termination.  The Committee may terminate or amend the Plan at
     ------------------------
     any time, except that without shareholder approval the Committee may not increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to Section 15 hereof), extend the maximum period during which any Option may be exercised pursuant to Section 6(c) hereof, extend the term of the Plan or change the minimum Option price. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an Option previously granted.

17.  Effect on Other Plans.  Participation in this Plan shall not affect an
     ---------------------
     employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary. Any Options granted pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary unless specifically provided.

18.  Duration of the Plan.  The Plan shall remain in effect until all Options
     --------------------
     granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's shareholders.

19.  Forfeiture for Dishonesty.  Notwithstanding anything to the contrary in
     -------------------------
     this Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or other dishonest conduct in the course of his employment by the Company or any subsidiary which damaged the Company or any subsidiary or that the optionee has disclosed trade secrets of the Company or any subsidiary, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee as to the cause of an optionee's discharge and the damage done to the Company or any subsidiary shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such optionee by the Company or any subsidiary in any manner.

20.  No Prohibition on Corporate Action.  No provision of this Plan shall be
     ----------------------------------
     construed to prevent the Company or any officer or director thereof from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

21.  Use of Proceeds.  The proceeds received by the Company from the exercise of
     ---------------
     any Option issued pursuant to the Plan shall be used for general corporate purposes.

22.  Indemnification.  With respect to the administration of the Plan, the
     ---------------
     Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board, whether or not he continues to be such member of the Committee and the Board at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board unless within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member of the Committee and the Board may be entitled as a matter of law, contract or otherwise.

23.  Miscellaneous Provisions.
     ------------------------

 (a) No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until written evidence of the Option shall have been delivered to the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

 (b) No shares of Common Stock, other securities or property of the Company, or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

 (c) To the extent that Rule 16b-3 under the Exchange Act applies to Options granted under this Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

 (d) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Option under the Plan, and rights to the payment of Options shall be no greater than the rights of the Company's general creditors.

 (e) By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

 (f) The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

 (g) This Plan shall be effective as of April 24, 1992. No Option shall be granted pursuant to this Plan after May 31, 2002.

 TO RECORD the adoption of this Plan, the Board has caused this instrument to be executed on this 24th day of April, 1992.


                                       BENCHMARK CORPORATION
                                       OF DELAWARE



                                       By: [SIGNATURE APPEARS HERE]
                                           ------------------------
                                                  Chairman